Securities, 424I - Securities, 424I: 1	Mar. 26, 2025 USD ($)
Securities, 424I Table
Security Class Title	Shares of beneficial interest
Aggregate Sales Price	$ 1,799,840,541.00
Aggregate Redeemed or Repurchased, FY	218,099,566.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 1,581,740,975.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 242,164.54